Exhibit 99.2


              Unaudited Consolidated Condensed Balance Sheets as of
          March 31, 1999 and 1998 and Unaudited Consolidated Condensed
             Statements of Income and Cash Flows for the six months
                          ended March 31, 1999 and 1998

MID-IOWA FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS

                                                                March 31,       September 30,
                                                                  1999              1998
                                                            ------------------------------------
Assets                                                         (Unaudited)
Cash and cash equivalents                                         $31,556,827       $15,457,949
Securities available for sale                                       4,822,336         4,994,247
Securities held to maturity                                        41,325,246        49,793,789
Loans held for resale                                                       -            49,900
Loans receivable, net                                              68,247,102        71,435,579
Real estate, net                                                       54,991           135,438
Office properties and equipment, net                                2,621,003         2,630,366
Federal Home Loan Bank stock                                        1,800,000         1,800,000
Accrued interest receivable                                           894,174         1,017,122
Intangibles, net                                                        9,818            10,872
Prepaid expenses and other assets                                     149,040           191,663
                                                            ------------------------------------
Total assets                                                     $151,480,537      $147,516,925
                                                            ====================================

Liabilities
Deposits                                                         $101,152,728       $96,352,659
Borrowed funds                                                     34,000,000        36,000,000
Advance payments by borrowers for
    taxes and insurance                                               175,521           162,572
Accrued interest payable                                              846,980           939,041
Accounts payable and accrued expenses                                 341,224           302,188
                                                            ------------------------------------
Total liabilities                                                 136,516,453       133,756,460
                                                            ------------------------------------

Stockholders' equity
Common stock                                                           18,207            17,411
Additional paid-in capital                                          3,652,631         3,147,692
Retained earnings                                                  11,250,238        10,553,062
Accumulated other comprehensive income                                 43,008            42,300
                                                            ------------------------------------
Total stockholders' equity                                         14,964,084        13,760,465
                                                            ------------------------------------
Total liabilities and stockholders' equity                       $151,480,537      $147,516,925
                                                            ====================================


See notes to consolidated financial statements.

MID-IOWA FINANCIAL CORP.
CONSOLIDATED  STATEMENTS  OF  OPERATIONS
                                                                           (Unaudited)
                                                      For the Three Months              For the Six Months
                                                           Ended March 31,                  Ended March 31,
                                                   1999             1998            1999            1998
                                              ----------------------------------------------------------------
Interest income:
     Loans                                         $1,368,772       $1,463,420      $2,796,168     $2,875,185
     Mortgage-backed and related securities           393,098          458,496         814,722        945,151
     Investment securities                            339,745          479,803         848,790        945,612
     Other                                            249,624          102,894         362,103        151,116
                                              ----------------------------------------------------------------
          Total interest income                     2,351,239        2,504,613       4,821,783      4,917,064
                                              ----------------------------------------------------------------

Interest expense:
     Deposits                                         997,270        1,030,538       2,060,072      2,060,059
     Other borrowings                                 481,076          521,744         987,792        977,448
                                              ----------------------------------------------------------------
          Total interest expense                    1,478,346        1,552,282       3,047,864      3,037,507
                                              ----------------------------------------------------------------
     Net interest income                              872,893          952,331       1,773,919      1,879,557
     Provision for losses on loans                     15,000           15,000          30,000         30,000
                                              ----------------------------------------------------------------
     Net interest income after provision              857,893          937,331       1,743,919      1,849,557
                                              ----------------------------------------------------------------

Noninterest income:
     Fees and service charges                         112,441           90,025         226,995        179,206
     Gain (loss) on sale of other assets                    -           24,509               -         24,509
     Other, primarily commissions                     295,968          203,069         582,602        384,119
                                              ----------------------------------------------------------------
          Total noninterest income                    408,409          317,603         809,597        587,834
                                              ----------------------------------------------------------------



MID-IOWA FINANCIAL CORP.
CONSOLIDATED  STATEMENTS  OF  OPERATIONS
                                                                           (Unaudited)
                                                      For the Three Months              For the Six Months
                                                           Ended March 31,                  Ended March 31,
                                                   1999             1998            1999            1998
                                              ----------------------------------------------------------------
Noninterest expense:
     Compensation and benefits                        355,591          326,991         663,710        646,465
     Office properties and equipment                   99,019           95,033         192,064        186,057
     Federal insurance premiums                        14,850           14,217          27,306         27,311
     Data processing services                          48,797           42,809          92,895         82,837
     Expense on real estate, net                       (1,137)          (1,260)        (13,383)        (1,771)
     Other                                            371,488          282,482         678,890        533,512
                                              ----------------------------------------------------------------
          Total noninterest expense                   888,608          760,272       1,641,482      1,474,411
                                              ----------------------------------------------------------------

     Income before taxes on income                    377,694          494,662         912,034        962,980
     Taxes on income                                  154,500          165,274         330,000        282,800
                                              ----------------------------------------------------------------
     Net income                                      $223,194         $329,388        $582,034       $680,180
                                              ================================================================

Per share data:
     Basic earnings per share                              $0.12            $0.19           $0.33          $0.40
                                              ================================================================
     Diluted earnings per share                            $0.12            $0.18           $0.30          $0.38
                                              ================================================================



     See notes to consolidated financial statements.

MID-IOWA FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                            (Unaudited)
                                                                     Six months ended March 31,
                                                                         1999             1998
                                                               ----------------------------------
Cash flows from operating activities:
Net income                                                             $582,034         $680,180
Adjustments to reconcile net earnings to net cash
     provided by operating activities:
   Origination of loans held for sale                                  (150,000)        (153,400)
   Proceeds from sale of loans held for sale                            199,900          102,400
   Depreciation                                                          80,479           82,800
   Amortization                                                         (47,983)         (82,763)
   Provision for loan losses                                             30,000           30,000
   Net (gain) loss on sale of real estate                               (11,225)         (24,509)
   Decrease (increase) in accrued interest receivable                   122,948          (48,419)
   Decrease in accrued interest payable                                 (92,061)         (34,591)
   Increase (decrease) in taxes payable                                 329,331          (46,679)
   Provision for deferred taxes on income                                   324           31,112
   Other, net                                                          (167,563)        (185,999)
                                                               ----------------------------------
Net cash provided by operating activities                               876,184          350,132
                                                               ----------------------------------

Cash flows from investing activities:
   Purchase of investment securities                                (15,124,745)     (20,100,000)
   Purchase of investment securities AFS                                      -         (500,000)
   Proceeds from maturities of investments                           13,000,000        8,761,677
   Principal collected on mortgage-backed and related securities     10,642,325        3,035,623
   Principal collected on investment securities available for sale      172,943                -
   Net change in loans to customers                                   3,158,477       (5,190,215)
   Proceeds from sale of real estate                                    196,915           13,057
   Real estate acquired by foreclosure                                        -          (89,514)
   Purchase of office properties and equipment                          (71,116)        (111,103)
   Purchase of Federal Home Loan Bank Stock                                   -         (300,000)
                                                               ----------------------------------
Net cash provided by (used in) investing activities                  11,974,799      (14,480,475)
                                                               ----------------------------------



MID-IOWA FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                            (Unaudited)
                                                                     Six months ended March 31,
                                                                         1999             1998
                                                               ----------------------------------
Cash flows from financing activities:
   Net change in deposits                                             4,800,069        7,159,928
   Proceeds from borrowed funds                                               -       11,000,000
   Repayment of borrowed funds                                       (2,000,000)               -
   Advances from borrowers for taxes and insurance                       12,949           32,874
   Proceeds from exercise of stock options                              505,735          300,204
   Dividends paid                                                       (70,858)         (67,764)
                                                               ----------------------------------
Net cash provided by financing activities                             3,247,895       18,425,242
                                                               ----------------------------------
Net increase in cash and cash equivalents                            16,098,878        4,294,899
Cash and cash equivalents at beginning of period                     15,457,949        3,563,299
                                                               ----------------------------------
Cash and cash equivalents at end of period                          $31,556,827       $7,858,198
                                                               ==================================




See notes to consolidated financial statements.

                            MID-IOWA FINANCIAL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   Basis of Presentation

     The accompanying unaudited Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

     In the opinion of management, the Consolidated Financial Statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial condition of Mid-Iowa Financial Corp. as of March 31, 1999 and 1998 and the results of its operations and cash flows for the nine months ended March 31, 1999 and 1998.

     Operating results for the interim periods are not necessarily indicative of the results that may be expected for the respective fiscal years.

2.   Earnings per Share of Common Stock

     The Company adopted FASB No. 128 "earnings per share" effective January 1, 1998. Previous computations have been restated to conform to FASB 128.

     The table below sets forth the earnings per share computation for the nine month periods ended March 31, 1999 and 1998.

                                                        Six months ended March 31, 1999
                                             Basic EPS                              Diluted EPS
                                             --------------------------------------------------
Weighted Avg shares                          1,780,940                               1,780,940
Options                                                                                 86,867
-----------------------------------------------------------------------------------------------
                  Total shares               1,780,940                               1,920,484

Net income for the periods                  $  582,034                              $  582,034
Earnings per Share                          $      .33                              $      .30

                                                        Six months ended March 31, 1998
                                             Basic EPS                              Diluted EPS
                                             --------------------------------------------------
Weighted Avg shares                          1,702,291                               1,702,291
Options                                                                                108,565
-----------------------------------------------------------------------------------------------
                  Total shares               1,702,291                               1,810,856

Net income for the periods                  $  680,180                              $  680,180
Earnings per Share                          $      .40                              $      .38

3.   Regulatory Capital Requirements

     Pursuant to Office of Thrift Supervision Regulations, savings institutions must meet three separate minimum capital-to-asset requirements. As of March 31, 1999 the Bank exceeded all current regulatory capital standards.

4.   Pending Accounting Pronouncements

     The Financial Accounting Standards Board (FASB) has approved, effective for years beginning after June 15, 1998, Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". FASB Statement No. 133 is not expected to have a material effect on the Company's financial statements when adopted.


5.   Acquisition by First Federal Savings Bank of  Siouxland

     On August 17, 1998, the Company entered into an Agreement and Plan of Reorganization (the "Agreement"), providing for the acquisition of the Company by First Federal Savings Bank of Siouxland ("First Federal"), a mutual holding company headquartered in Sioux City, Iowa. The Agreement provides for the conversion of each issued and outstanding share of the Company's common stock into the right to receive $15.00 per share in cash from First Federal. The acquisition was subject to, among other conditions, the conversion of First Federal's mutual holding company from mutual to stock form. The acquisition was completed as of the close of business on April 13, 1999.